UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-07831

                                FMI  Funds, Inc.
                                ----------------

               (Exact name of registrant as specified in charter)

                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------

               (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  09/30/2003

Date of reporting period: 09/30/2003

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2003

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                November 5, 2003

Dear Fellow Shareholders:

  From both an economic and stock market perspective, the third quarter was nothing short of spectacular. As detailed in the letter from Rick and Glenn, the FMI Focus Fund rose 8.26% in the third quarter -- one of its strongest quarters in the last several years. On the economic front, the news was equally pleasant. Third quarter GDP was up 7.2% and business spending rose by over 15% -- the strongest quarter in over ten years. Corporate profits turned dramatically and the expectations are that they will continue as such into the fourth quarter, and into 2004 as well, although not at the same robust 20%+ pace. Interestingly, business inventories shrunk by over $36 billion in the quarter, which cut GDP growth by almost two percentage points. Were it not for this event, GDP would have expanded in excess of 9%. The recently enacted tax cuts, coupled with the burgeoning budget deficit, has had a very salutary effect on the economy. Additionally, with the dollar's decline in the last several months, the prospects for increased exports fueling future growth has brightened the economic picture considerably. One fly in the ointment is employment. The weekly jobless claims continue to hold near the 400,000 level, and over 3 million manufacturing jobs have been lost in the last four years. Growth in non-farm payrolls is still negligible. Even with that negative, it appears that GDP will increase by a healthy 3.5%+ in the fourth quarter, and probably in excess of 3.0% next year. The upshot, from an economic outlook viewpoint, is that the investment environment appears reasonably good, although there are always things about which Wall Street will continue to worry -- but these issues, at the moment, seem manageable.

  In the management of the FMI Focus Fund, your portfolio managers have always stressed and focused on the long term. Meanwhile, the short term news is upbeat, 2003 currently looks to be a good year for us as shareholders. Rick and Glenn continue to search for tomorrow's winners in a market that certainly can not be described as cheap. While that job becomes ever more daunting, as they detail in the shareholder letter, we feel we have a very strong portfolio that is reasonably priced in the environment in which we find ourselves today.

  As always, we thank you for your long term commitment to the FMI Focus Fund, and look forward to enjoying with you strong investment returns in the years ahead.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/03 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

     Date         FMI Focus Fund      Standard & Poor's 500       Russell 2000
     ----         --------------      ---------------------       ------------
   12/16/96          $10,000                  $10,000                $10,000
   12/31/96          $10,245                  $10,280                $10,350
    3/31/97          $10,736                  $10,549                 $9,815
    6/30/97          $12,709                  $12,390                $11,406
    9/30/97          $16,796                  $13,333                $13,103
   12/31/97          $17,391                  $13,712                $12,664
    3/31/98          $19,876                  $15,626                $13,938
    6/30/98          $19,687                  $16,145                $13,289
    9/30/98          $17,838                  $14,553                $10,611
   12/31/98          $23,561                  $17,654                $12,342
    3/31/99          $22,826                  $18,533                $11,673
    6/30/99          $27,450                  $19,840                $13,488
    9/30/99          $26,372                  $18,599                $12,634
   12/31/99          $36,309                  $21,367                $14,965
    3/31/00          $46,693                  $21,858                $16,025
    6/30/00          $47,926                  $21,277                $15,419
    9/30/00          $50,634                  $21,071                $15,590
   12/31/00          $44,803                  $19,424                $14,513
    3/31/01          $40,107                  $17,121                $13,568
    6/30/01          $45,270                  $18,123                $15,507
    9/30/01          $35,815                  $15,463                $12,283
   12/31/01          $45,939                  $17,116                $14,874
    3/31/02          $48,707                  $17,163                $15,466
    6/30/02          $42,035                  $14,863                $14,174
    9/30/02          $32,363                  $12,295                $11,141
   12/31/02          $35,721                  $13,332                $11,827
    3/31/03          $33,933                  $12,912                $11,296
    6/30/03          $42,160                  $14,901                $13,942
    9/30/03          $45,643                  $15,295                $15,207

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 9/30/03

                                                 Annualized         Annualized
                                        Total         Total  Total Return*<F1>
                           Total  Return*<F1>   Return*<F1>    Through 9/30/03
                     Return*<F1>      For the     For the 5          From Fund
                          Last 3   Year Ended   Years Ended          Inception
                          Months      9/30/03       9/30/03           12/16/96
                     -----------  -----------   -----------  -----------------
FMI Focus Fund             8.26%       41.04%        20.69%             25.06%
Standard & Poor's 500      2.65%       24.40%         1.00%              6.46%
Russell 2000               9.08%       36.50%         7.46%              6.37%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                                October 26, 2003

Dear Fellow Shareholders,

  The FMI Focus Fund rose 8.26% for the third quarter, compared to 2.65% for the S&P 500 and 9.08% for the Russell 2000. Year to date through September, the Fund is up 27.78% versus 14.72% and 28.58% for the S&P 500 and Russell 2000, respectively. Recall from our previous shareholder letters how we had made the case for an improving economy and structured the portfolio accordingly. While we were early on our call last year, we have certainly benefited this year. The economy is improving and companies and industries leveraged to it have appreciated the most.

  Recall as well our view that economically sensitive companies, especially the small-cap technology sector, were also the most attractive from a valuation perspective. So it was natural for us to have been attracted to these areas as they were among the cheapest stocks and stood to grow their earnings the fastest as the economy started to pick up. Indeed, our "wrecked tech" segment of the portfolio (see the last two quarterly shareholder letters at www.fiduciarymgt.com) has been the real performance driver this year. Certain of our cyclically oriented industrial companies, such as Rockwell Automation, have also made significant contributions. But that was then and this is now.

  Now that the market has rebounded meaningfully, where do we go from hereo We still believe many of the holdings in the "wrecked tech" portfolio, as well as many of the industrial holdings, have further to go. That said, we have taken some profits in many of our bigger movers such as Joseph A. Banks (though we recently repurchased some shares on a significant correction), Briggs & Stratton, Rockwell Automation, Conexant, and Young Broadcasting. We have also booked some attractive gains in Zales and Ann Taylor.

  Our current view is that as we move out of the first few innings of the economic recovery, individual stock picking will be increasingly important. Unlike past recoveries where considerable economic strength stretched into the middle innings of the economic ballgame, emerging China, high energy prices, and a leveraged consumer may mute this particular recovery. So the period where the rising economy raising all stocks may fade earlier than in past cycles. From our standpoint, that's fine. It's on to our forte, special situations like Unova (featured in our June shareholders' letter). Maybe the easy money has been made off the bottom, maybe it will be harder to find attractive investment opportunities within the context of a less than robust economic recovery and attendant corporate earnings growth. But the next Unova and Joseph A. Banks are out there. We just may have to turn over more rocks than usual!!

WHAT HAPPENED TO OUR "MEDIA STOCK" PLAY??

  One area of disappointment this year has been media. We own a handful of publicly owned radio and TV stations, feeling we had the perfect "double-play". Sorry about all the baseball analogies, but the World Series concluded last night. Congratulations to our Florida based shareholders. In any event, our "double-play" referred to media ownership and changes driving mergers and acquisitions and the strong economy driving an advertising pick-up. We were "rounding third" on media ownership laws changing when the Philadelphia Court of Appeals stayed the FCC decision. At stake were five changes: 1) a 45% national audience limit for a single TV owner from currently a 35% limit (this is the biggest political issue) 2) duopolies permitted in markets with 5 or more TV stations, triopolies introduced and allowed in markets with 18 or more stations
3) ban lifted on cross-ownership of TV stations and newspapers but subject to new cross-ownership limits 4) TV/Radio ownership limitations lifted but subject to new cross-ownership limits 5) various combinations of TV, radio, and newspaper properties allowed in all but the smallest markets.

  In the midst of all the regulatory rigamarole, we added Emmis Communications to the portfolio. The Company was founded by its CEO Jeff Smulyan with the strategy of acquiring under-developed media properties in attractive and new markets. In the late nineties, the Company began to lever up its balance sheet and added television stations to its core radio business. The additional debt-load was untimely too, just in time for the bursting dot-com bubble and the advertising recession. Wall Street has penalized Emmis with a lower multiple than its peers due to the higher debt and diversification into television as well as publishing. This discount gave us an opportunity to buy an operationally strong company with a history of being effective radio marketers and programmers that drive ratings at their stations, which in turn drives revenue and cash flow. On the radio side of the business, Emmis has "beach front" property in the three largest radio markets: New York City, Los Angeles, and Chicago. Austin, their newest market, is off to a great start. The local television business is ahead of the industry in terms of revenue growth in a year which there has been little political advertising and no Olympics. The Company's publications include Texas Monthly, Los Angeles, Country Sampler and Country Marketplace. These are specialty in nature and generate good cash flow. Management is committed to lower debt and as the analyst community takes notice of the Company's out-performance leading to deleveraging they will come back to the stock (especially in a better economy). We think the value of the assets is in the $30 range.

  We still believe there is a good chance the duopoly and cross-ownership changes will emerge from the review intact, perhaps six months to a year from now, but the national audience limit will prove to be too contentious. The politicians and lawyers fighting the FCC have forgotten that this agency is trying to provide opportunities for local TV, local radio, and local newspapers to respond to the competitive pressures of a consolidating cable business and large media businesses. If one believes that "free-over-air" television is important, then deregulation, including a higher ownership cap, is essential. The major networks and their local station affiliates are married to the same terrestrial system. With respect to the sluggish pace in advertising spending; we see a stronger economy still likely to lead to an advertising pick-up in 2004. And that should act as the catalyst to media stock appreciation.

  As always, we appreciate our shareholders "hanging in there" during a volatile period. These past several years, post the internet crash, have been challenging, but the economy and the stock market feel as though they are on firmer ground. We look forward to further discussions in our December shareholder letter.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, C.F.A.          Glenn W. Primack
Portfolio Manager                Portfolio Manager

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  As we mentioned in our discussion of the Fund at the end of fiscal 2003, we made the decision to transition the portfolio out of less economically sensitive sectors that we thought were fully valued and into more economically sensitive sectors such as industrials and technology (the beginnings of our "wrecked-tech" strategy). The fruit of this labor has been apparent in fiscal 2003. We "bottomed-out" the decline of fiscal 2002 on October 9, 2002, recording fiscal 2003 gains of 41.04%. This compares to the S&P 500 total return of 24.40% and the Russell 2000 total return of 36.50%. Leading the charge were cyclical stocks in technology, consumer and industrial sectors. "Growth" stocks held a steady margin of out-performance over "value" stocks in each quarter of the fiscal year as demonstrated by the growth and value components of the Russell 2000.

       QUARTER ENDING:         12/31/02     3/31/03     6/30/03      9/30/03
       ---------------         --------     -------     -------      -------
       Russell 2000 Growth      7.51%       -3.88%       24.15%      10.47%
       Russell 2000 Value       4.92%       -5.08%       22.72%       7.73%

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI FOCUS FUND, STANDARD & POOR'S 500 INDEX, AND RUSSELL 2000 INDEX

                                     Standard & Poor's        Russell 2000
     Date      FMI Focus Fund         500 Index(1)<F3>        Index(2)<F4>
     ----      --------------        -----------------        ------------
   12/16/96*<F2>   $10,000                $10,000                $10,000
    9/30/97        $16,796                $13,333                $13,103
    9/30/98        $17,827                $14,553                $10,611
    9/30/99        $26,372                $18,599                $12,634
    9/30/00        $50,634                $21,071                $15,590
    9/30/01        $35,815                $15,463                $12,283
    9/30/02        $32,363                $12,295                $11,141
    9/30/03        $45,643                $15,295                $15,207

                          AVERAGE ANNUAL TOTAL RETURN

                                                    Since Inception
                 1-Year              5-Year             12/16/96
                 ------              ------         ---------------
                +41.04%             +20.69%             +25.06%

*<F2>  inception date 12/16/96

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F3> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F4> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

FMI Focus Fund

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI  53202
414-212-1600

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of FMI Focus Fund

  In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMIFocus Fund (a series of FMI Funds, Inc.) (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 30, 2003

FMI Focus Fund
STATEMENT OF NET ASSETS
September 30, 2003

 SHARES OR
 PRINCIPAL
  AMOUNT                                                COST          VALUE
 ---------                                              ----          -----
LONG-TERM INVESTMENTS -- 88.1% (A)<F6>
COMMON STOCKS -- 81.9% (A)<F6>

CONSUMER DISCRETIONARY SECTOR -- 14.2%
--------------------------------------
               LEISURE -- 2.2%
     69,800    AMC
                 Entertainment Inc.*<F5>           $    811,190   $    935,320
    920,700    Northwest
                 Airlines Corp.*<F5>                 10,089,309      8,930,790
    393,200    Royal Caribbean
                 Cruises Ltd.                         4,621,739     11,052,852
                                                   ------------   ------------
                                                     15,522,238     20,918,962

               MEDIA -- 7.8%
    790,600    Emmis
                 Communications
                 Corp.*<F5>                          16,135,479     16,001,744
    489,200    Hearst-Argyle
                 Television, Inc.*<F5>               10,430,994     11,838,640
    875,052    Liberty Media Corp.*<F5>               7,440,984      8,724,268
    586,400    Mediacom
                 Communications
                 Corp.*<F5>                           4,404,358      3,934,744
    340,000    Pinnacle
                 Systems, Inc.*<F5>                   2,846,392      2,845,800
  1,950,000    PRIMEDIA Inc.*<F5>                     5,807,753      5,557,500
    100,000    Radio One,
                 Inc. CL D*<F5>                       1,566,420      1,436,000
    538,600    Spanish Broadcasting
                 System, Inc.*<F5>                    4,182,066      4,572,714
    975,600    Young
                 Broadcasting Inc.*<F5>              11,225,571     19,102,248
                                                   ------------   ------------
                                                     64,040,017     74,013,658

               SPECIALTY RETAIL -- 4.2%
    100,000    Gymboree Corp.*<F5>                    1,417,055      1,409,000
    120,000    Jos. A. Bank
                 Clothiers, Inc.*<F5>                   697,109      5,265,600
    504,900    Polo Ralph
                 Lauren Corp.                        11,458,599     13,541,418
    526,917    The Sports
                 Authority, Inc.*<F5>                10,387,598     16,576,809
     76,600    Zale Corp.*<F5>                        2,138,540      3,401,806
                                                   ------------   ------------
                                                     26,098,901     40,194,633

CONSUMER STAPLES SECTOR -- 2.9%
-------------------------------

               FOOD & DRUG RETAILING -- 2.9%
    301,700    International
                 Multifoods Corp.*<F5>                5,989,311      7,044,695
    350,000    Sensient
                 Technologies Corp.                   7,136,441      7,350,000
    492,400    SUPERVALU INC.                         7,178,968     11,748,664
    149,100    Wild Oats
                 Markets, Inc.*<F5>                   1,553,421      1,629,663
                                                   ------------   ------------
                                                     21,858,141     27,773,022

ENERGY SECTOR -- 4.4%
---------------------

               OIL & GAS EQUIPMENT & SERVICES -- 4.4%
    593,700    Grant Prideco, Inc.*<F5>               5,819,662      6,049,803
    346,000    Hanover
                 Compressor Co.*<F5>                  4,311,215      3,425,400
    401,000    National-Oilwell,
                 Inc.*<F5>                            7,328,317      7,274,140
    756,150    Pride
                 International, Inc.*<F5>            10,820,013     12,816,742
    511,000    Transocean Inc.*<F5>                  10,603,379     10,220,000
    160,600    Willbros Group, Inc.*<F5>              1,256,091      1,647,756
                                                   ------------   ------------
                                                     40,138,677     41,433,841

FINANCIALS SERVICES SECTOR -- 8.1%
----------------------------------

               BANKS -- 2.9%
    343,200    Allegiant
                 Bancorp, Inc.                        5,138,443      6,932,640
    267,550    Associated
                 Banc-Corp                            8,679,923     10,137,470
     36,200    Blackhawk
                 Bancorp, Inc.                          526,555        409,060
    213,500    First Federal
                 Capital Corp.                        3,197,846      4,387,425
    100,000    Mercantile
                 Bank Corp.                           3,330,125      3,320,000
    131,100    Midwest Banc
                 Holdings, Inc.                       2,410,945      2,918,286
                                                   ------------   ------------
                                                     23,283,837     28,104,881

               INSURANCE -- 5.2%
    101,800    IPC Holdings, Ltd.                     2,536,099      3,567,072
    225,000    MGIC
                 Investment Corp.                     8,784,560     11,715,750
    299,800    PartnerRe Ltd.                        13,248,233     15,190,866
    292,200    Platinum
                 Underwriters
                 Holdings, Ltd.                       8,067,188      8,210,820
    253,300    Reinsurance Group
                 of America, Inc.                     6,769,178     10,321,975
                                                   ------------   ------------
                                                     39,405,258     49,006,483

HEALTHCARE SECTOR -- 4.8%
-------------------------

               EQUIPMENT & SUPPLIES -- 4.8%
    302,000    Bausch & Lomb Inc.                     9,759,598     13,333,300
    367,200    Charles River
                 Laboratories
                 International, Inc.*<F5>            11,257,631     11,269,368
    160,000    Henry Schein, Inc.*<F5>                6,415,006      9,073,600
    144,200    Millipore Corp.*<F5>                   4,707,632      6,641,852
     21,000    Molecular
                 Devices Corp.*<F5>                     271,194        365,610
    516,000    PSS World
                 Medical, Inc.*<F5>                   4,308,184      4,530,480
                                                   ------------   ------------
                                                     36,719,245     45,214,210

INDUSTRIALS SECTOR -- 16.4%
---------------------------

               AEROSPACE & DEFENSE -- 1.0%
     93,600    Mercury Computer
                 Systems, Inc.*<F5>                   1,972,765      1,996,488
    365,000    Titan Corp.*<F5>                       3,940,436      7,606,600
                                                   ------------   ------------
                                                      5,913,201      9,603,088

               COMMERCIAL SERVICES & SUPPLIES -- 6.1%
  1,390,000    Casella Waste
                 Systems, Inc.*<F5>                  13,009,637     17,375,000
    327,300    Information
                 Holdings Inc.*<F5>                   4,940,346      6,555,819
     50,000    Manpower Inc.                          1,737,900      1,855,000
    207,800    MasTec, Inc.*<F5>                      1,066,270      2,015,660
    600,000    ProQuest Co.*<F5>                     13,946,620     15,780,000
    638,800    Republic
                 Services, Inc.                      10,819,082     14,462,432
                                                   ------------   ------------
                                                     45,519,855     58,043,911

               ELECTRICAL EQUIPMENT & MACHINERY -- 9.3%
    434,600    Airgas, Inc.                           5,805,100      7,735,880
     40,000    Anchor Glass
                 Container Corp.*<F5>                   640,000        654,400
    254,500    A.O. Smith Corp.                       6,921,272      7,128,545
     62,600    Baldor Electric Co.                    1,369,051      1,321,486
    709,000    CIRCOR
                 International, Inc.                 11,435,220     13,612,800
    120,000    Flowserve Corp.*<F5>                   2,226,920      2,436,000
    290,400    Kennametal Inc.                        9,213,169     10,860,960
    370,200    Regal-Beloit Corp.                     7,392,903      7,552,080
    242,600    Robbins &
                 Myers, Inc.                          4,802,229      5,395,424
    675,000    Rockwell
                 Automation Inc.                      9,985,188     17,718,750
    403,500    Snap-on Inc.                          10,241,828     11,156,775
     94,700    Timken Co.                             1,554,889      1,443,228
    200,000    Tower
                 Automotive, Inc.*<F5>                1,236,727        900,000
                                                   ------------   ------------
                                                     72,824,496     87,916,328

INFORMATION TECHNOLOGY SECTOR -- 26.0%
--------------------------------------

               COMMUNICATIONS EQUIPMENT -- 5.3%
    200,000    Advanced Fibre
                 Communications,
                 Inc.*<F5>                            3,223,950      4,190,000
  1,000,000    Extreme
                 Networks, Inc.*<F5>                  4,522,520      6,320,000
    546,700    Tekelec*<F5>                           4,725,869      8,577,723
    189,000    TESSCO
                 Technologies Inc.*<F5>               3,693,849      1,863,540
    204,600    Tollgrade
                 Communications,
                 Inc.*<F5>                            2,416,981      3,287,922
    743,400    Ulticom, Inc.*<F5>                     5,609,055      7,812,391
  1,215,800    UNOVA, Inc.*<F5>                      12,368,854     17,811,470
                                                   ------------   ------------
                                                     36,561,078     49,863,046

               CONSULTING & SERVICES -- 6.8%
    735,000    The BISYS
                 Group, Inc.*<F5>                     9,915,871      9,665,250
    300,000    CIBER, Inc.*<F5>                       2,686,800      2,280,000
    221,500    Fiserv, Inc.*<F5>                      5,858,012      8,038,235
  1,467,000    Ingram Micro Inc.*<F5>                17,942,177     19,144,350
    732,000    Keane, Inc.*<F5>                      10,670,959      9,354,960
    957,100    Kforce Inc.*<F5>                       5,553,644      7,455,809
    325,000    SunGard Data
                 Systems Inc.*<F5>                    8,554,355      8,550,750
                                                   ------------   ------------
                                                     61,181,818     64,489,354

               SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 8.8%
    255,000    Altera Corp.*<F5>                      4,336,283      4,827,150
    289,200    Anaren, Inc.*<F5>                      3,873,387      3,693,084
    724,600    Asyst
                 Technologies, Inc.*<F5>              5,451,174     10,187,876
  1,760,400    Conexant
                 Systems, Inc.*<F5>                   2,905,000      9,963,864
    490,800    Entegris Inc.*<F5>                     5,203,305      5,546,040
    555,000    Exar Corp.*<F5>                        8,243,774      7,792,200
    645,300    KEMET Corp.*<F5>                       7,158,375      8,221,122
    707,300    Metron
                 Technology N.V.*<F5>                 5,998,916      3,218,215
    500,000    Mindspeed
                 Technologies Inc.*<F5>                 413,855      2,695,000
    430,000    MKS
                 Instruments, Inc.*<F5>               6,317,735      9,313,800
    511,700    Mykrolis Corp.*<F5>                    3,654,075      6,212,038
    180,000    Skyworks
                 Solutions, Inc.*<F5>                   996,455      1,638,000
    556,124    Vishay
                 Intertechnology, Inc.*<F5>           8,907,746      9,743,292
                                                   ------------   ------------
                                                     63,460,080     83,051,681

               SOFTWARE -- 5.1%
  1,650,000    Aspen
                 Technology, Inc.*<F5>                9,990,083      6,715,500
    101,700    CSG Systems
                 International, Inc.*<F5>             1,246,236      1,506,177
    305,600    Documentum, Inc.*<F5>                  4,168,284      6,524,560
  1,059,400    E.piphany, Inc.*<F5>                   5,993,969      5,286,406
     70,400    FileNET Corp.*<F5>                     1,203,011      1,412,928
    311,700    JDA Software
                 Group, Inc.*<F5>                     2,600,241      4,616,277
  2,090,000    Parametric
                 Technology Corp.*<F5>               10,326,691      6,583,500
    750,000    PeopleSoft, Inc.*<F5>                 13,406,317     13,702,500
    444,900    Wind River
                 Systems, Inc.*<F5>                   3,322,262      2,531,481
                                                   ------------   ------------
                                                     52,257,094     48,879,329

MATERIALS SECTOR -- 5.0%
------------------------

               CHEMICALS -- 1.6%
    256,300    Georgia Gulf Corp.                     4,940,414      5,984,605
    840,550    Intertape Polymer
                 Group Inc.*<F5>                      7,553,514      6,051,960
    905,600    PolyOne Corp.                          5,073,377      3,559,008
                                                   ------------   ------------
                                                     17,567,305     15,595,573

               METALS & MINING -- 0.4%
    155,000    Arch Coal, Inc.                        3,508,080      3,442,550

               PAPER & FOREST PRODUCTS -- 3.0%
    784,800    Kadant Inc.*<F5>                      10,942,878     15,036,768
    636,400    Smurfit-Stone
                 Container Corp.*<F5>                 9,332,322      9,507,816
    299,600    Wausau-Mosinee
                 Paper Corp.                          4,026,364      3,658,116
                                                   ------------   ------------
                                                     24,301,564     28,202,700

TELECOMMUNICATION SECTOR -- 0.1%
--------------------------------

               WIRELESS SERVICES -- 0.1%
    245,000    Alamosa
                 Holdings, Inc.*<F5>                    805,318        921,200
     75,000    Triton PCS
                 Holdings, Inc.*<F5>                    501,950        334,500
                                                   ------------   ------------
                                                      1,307,268      1,255,700
                                                   ------------   ------------
               Total common stocks                  651,468,153    777,002,950

MUTUAL FUNDS -- 6.2% (A)<F6>
    376,900    iShares S&P SmallCap
                 600 Index Fund                      37,598,845     44,240,522
    436,000    Nasdaq-100 (UIT)
                 Index Tracking
                 Stock*<F5>                          12,415,131     14,135,120
                                                   ------------   ------------
               Total mutual funds                    50,013,976     58,375,642
                                                   ------------   ------------
               Total long-term
                 investments                        701,482,129    835,378,592

SHORT-TERM INVESTMENTS -- 11.9% (A)<F6>

               COMMERCIAL PAPER -- 8.4%
$46,000,000    Galaxy Funding, Inc., (b)<F7>
                 1.02% - 1.03%, due
                 10/01/03 - 10/07/03                 45,997,362     45,997,362
 22,000,000    American Express
                 Credit Corp.,
                 0.92% - 1.02%, due
                 10/06/03 - 10/08/03                 21,996,342     21,996,342
 12,000,000    Allianz Finance Corp., (b)<F7>
                 1.02%, due 10/09/03                 11,997,280     11,997,280
                                                   ------------   ------------
               Total commercial
                 paper                               79,990,984     79,990,984

               VARIABLE RATE DEMAND NOTE -- 3.5%
 33,277,613    U.S. Bank, N.A.                       33,277,613     33,277,613
                                                   ------------   ------------
               Total short-term
                 investments                        113,268,597    113,268,597
                                                   ------------   ------------
               Total investments                   $814,750,726    948,647,189
                                                   ------------
                                                   ------------
               Liabilities, less cash
                 and receivables -- (0.0%) (A)<F6>                    (176,257)
                                                                  ------------
               NET ASSETS                                         $948,470,932
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
                 ($0.0001 par value 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($948,470,932 / 32,319,356
                 shares outstanding)                                    $29.35
                                                                        ------
                                                                        ------

  *<F5>   Non-income producing security.
(a)<F6>   Percentages for the various classifications relate to net assets.
(b)<F7>   Restricted security.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2003

INCOME:
     Dividends                                                    $  4,465,162
     Interest                                                          594,872
                                                                  ------------
          Total income                                               5,060,034
                                                                  ------------

EXPENSES:
     Management fees                                                 8,336,753
     Transfer agent fees                                               499,088
     Administrative services                                           417,662
     Printing and postage expenses                                     206,496
     Custodian fees                                                    143,628
     Registration fees                                                  97,125
     Professional fees                                                  38,986
     Board of Directors fees                                            27,000
     Other expenses                                                     16,423
                                                                  ------------
     Total operating expenses before interest expense                9,783,161
     Interest expense                                                    3,116
                                                                  ------------
          Total expenses                                             9,786,277
                                                                  ------------
NET INVESTMENT LOSS                                                 (4,726,243)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                   (11,365,811)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS               235,082,244
                                                                  ------------
NET GAIN ON INVESTMENTS                                            223,716,433
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $218,990,190
                                                                  ------------
                                                                  ------------

STATEMENTS OF CHANGES IN NET ASSETS
For Years Ended September 30, 2003 and 2002

                                                                                            2003             2002
                                                                                         ----------       ----------
OPERATIONS:
     Net investment loss                                                                $ (4,726,243)    $ (2,746,568)
     Net realized loss on investments                                                    (11,365,811)     (43,032,972)
     Net change in unrealized depreciation on investments                                235,082,244      (66,557,858)
                                                                                        ------------     ------------
          Net increase (decrease) in net assets resulting from operations                218,990,190     (112,337,398)
                                                                                        ------------     ------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (30,693,686 and 24,662,844 shares, respectively)        758,793,828      688,501,526
     Cost of shares redeemed (19,219,782 and 15,173,561 shares, respectively)           (463,112,217)    (403,913,870)
                                                                                        ------------     ------------
          Net increase in net assets derived from Fund share activities                  295,681,611      284,587,656
                                                                                        ------------     ------------
          TOTAL INCREASE                                                                 514,671,801      172,250,258
NET ASSETS AT THE BEGINNING OF THE YEAR                                                  433,799,131      261,548,873
                                                                                        ------------     ------------
NET ASSETS AT THE END OF THE YEAR                                                       $948,470,932     $433,799,131
                                                                                        ------------     ------------
                                                                                        ------------     ------------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $ 20.81        $ 23.03        $ 36.43        $ 21.56        $ 15.15
Income from investment operations:
   Net investment (loss) income (a)<F8>                        (0.18)         (0.16)         (0.13)          0.06          (0.18)
   Net realized and unrealized
     gains (losses) on investments                              8.72          (2.06)         (9.74)         17.34           7.21
                                                             -------        -------        -------        -------        -------
Total from investment operations                                8.54          (2.22)         (9.87)         17.40           7.03

Less distributions:
   Dividend from net investment income                            --             --          (0.03)            --             --
   Distributions from net realized gains                          --             --          (3.50)         (2.53)         (0.62)
                                                             -------        -------        -------        -------        -------
Total from distributions                                          --             --          (3.53)         (2.53)         (0.62)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $ 29.35        $ 20.81        $ 23.03        $ 36.43        $ 21.56
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------

TOTAL INVESTMENT RETURN                                       41.04%         (9.64%)       (29.27%)        92.01%         47.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                         948,471        433,799        261,549        242,458         36,170
Ratio of operating expenses before
  interest expense and dividends
  on shorts to average net assets                              1.47%          1.46%          1.50%          1.59%          1.81%
Ratio of interest expense and dividends on short
  positions to average net assets                              0.00%          0.00%          0.00%          0.05%          0.16%
Ratio of net investment (loss) income
  to average net assets                                       (0.71%)        (0.60%)        (0.55%)         0.20%         (1.28%)
Portfolio turnover rate                                        52.6%          92.8%         165.3%         198.7%         238.8%

(a)<F8> Net investment (loss) income before interest expense and dividends on short positions for the years ended September 30, 2003, 2002, 2001, 2000 and 1999 was ($0.18), ($0.16), ($0.13), $0.08 and ($0.16),
          respectively. In 2003, 2002, 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding. In 1999, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2003


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each fund in the Company are segregated as a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

     (h) The Fund may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

     (i) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. FMI pays Broadview Advisors, LLC 76% of the Fund's management fee of 1.25% of average daily net assets.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2003.

(3)  CREDIT AGREEMENT --

          U.S. Bank, N.A. has made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated November 18, 2002 for the purpose of having cash available to cover incoming redemptions and to purchase portfolio securities. Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the year ended September 30, 2003, the Fund had an outstanding average daily balance of $94,553 under the Agreement. The maximum amount outstanding during the year was $6,141,000 and interest expense amounted to $3,116. At September 30, 2003, the Fund had no borrowings outstanding under the Agreement. The Credit Agreement expires on June 5, 2004.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2003, purchases and proceeds of sales of investment securities (excluding short-term investments) were $576,006,911 and $322,191,005, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2003, liabilities of the Fund included the following:

               Payable to brokers for securities purchased        $  2,379,979
               Payable to FMI for management
                 and administrative fees                             1,026,601
               Payable to shareholders for redemptions                 308,472
               Other liabilities                                       234,135

(7)  SOURCES OF NET ASSETS --

          As of September 30, 2003, the sources of net assets were as follows:

               Fund shares issued and outstanding                 $902,287,891
               Net unrealized appreciation on investments          133,896,463
               Accumulated net realized losses on investments      (87,713,422)
                                                                  ------------
                                                                  $948,470,932
                                                                  ------------
                                                                  ------------

(8)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2003:

                           GROSS           GROSS       NET UNREALIZED   DISTRIBUTABLE    DISTRIBUTABLE
           COST OF       UNREALIZED     UNREALIZED      APPRECIATION       ORDINARY        LONG-TERM
         INVESTMENTS    APPRECIATION   DEPRECIATION    ON INVESTMENTS       INCOME       CAPITAL GAINS
         -----------    ------------   ------------    --------------   -------------    -------------
         $835,076,375   $156,878,872    $43,308,058     $113,570,814          $0               $0

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended September 30, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2011) as of September 30, 2003, and tax basis post-October losses as of September 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                             SEPTEMBER 30, 2003                                SEPTEMBER 30, 2002
         -----------------------------------------------------------     ------------------------------
           ORDINARY      LONG-TERM      NET CAPITAL                        ORDINARY        LONG-TERM
            INCOME     CAPITAL GAINS       LOSS         POST-OCTOBER        INCOME       CAPITAL GAINS
        DISTRIBUTIONS  DISTRIBUTIONS    CARRYOVERS         LOSSES       DISTRIBUTIONS    DISTRIBUTIONS
        -------------  -------------    ----------      ------------    -------------    -------------
              $0             $0         $67,658,913       $189,731            $0               $0

          The Fund has utilized $39,064,147 of its post-October losses from the prior year to increase current year net capital losses.

          Since there were no ordinary distributions paid for the year ended September 30, 2003, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

FMI Focus Fund
DIRECTORS AND OFFICERS

                                                                                                               OTHER
                                          TERM OF           PRINCIPAL                             # OF FUNDS   DIRECTORSHIPS
                              POSITION    OFFICE AND        OCCUPATION                            IN COMPLEX   HELD BY
NAME, AGE                     HELD WITH   LENGTH OF         DURING PAST                           OVERSEEN     DIRECTOR
AND ADDRESS                   THE FUND    TIME SERVED       FIVE YEARS                            BY DIRECTOR  OR OFFICER
-----------                   ---------   -----------       -----------                           -----------  -------------
"DISINTERESTED PERSONS" OF THE FUND:

Barry K. Allen, 55            Director    Indefinite Term   Mr. Allen is Executive Vice President      8       Harley-Davidson,
1801 California Street                    Since December    of Qwest Communications International,             Inc., Qwest
Denver, CO 80202                          2001              Inc. a global communications company               Communications
                                                            since September, 2002.  Prior to this,             International, Inc.,
                                                            Mr. Allen had served as President of               FMI Common Stock
                                                            Allen Enterprises, LLC, a private equity           Fund, Inc. and FMI
                                                            investments management company he                  Mutual Funds, Inc.
                                                            founded after retiring from Ameritech in
                                                            July 2000.  Mr. Allen served as an officer
                                                            of Ameritech from August 1995 to July
                                                            2000.

George D. Dalton, 75          Director    Indefinite Term   Mr. Dalton is Chairman and Chief           8       Clark Consulting
20825 Swenson Drive                       Since December    Executive Officer of Call_Solutions.com,           Inc., FMI Common
Waukesha, WI  53186                       2001              Inc. Prior to January 2000, Mr. Dalton             Stock Fund, Inc. and
                                                            was Chairman of the Board and Chief                FMI Mutual Funds,
                                                            Executive Officer of Fiserv, Inc., and had         Inc.
                                                            served in that capacity since 1984.

Gordon H.                     Director    Indefinite Term   Mr. Gunnlaugsson retired from M&I          8       Renaissance Learning
  Gunnlaugsson, 59                        Since December    Corporation. He was employed by                    Systems, Inc., FMI
c/o Fiduciary                             2001              M&I Corporation from June 1, 1970 to               Common Stock Fund,
  Management, Inc.                                          December 31, 2000 where he most                    Inc. and FMI Mutual
225 E. Mason St.                                            recently held the positions of Executive           Funds, Inc.
Milwaukee, WI 53202                                         Vice President and Chief Financial Officer.

Paul S. Shain, 40             Director    Indefinite Term   Mr. Shain is President and Chief Operating 8       FMI Common Stock
5520 Research                             Since December    Officer of Berbee Information Networks,            Fund, Inc. and FMI
  Park Drive                              2001              and has been employed by such firm since           Mutual Funds, Inc.
Madison, WI  53711                                          January 2000. Prior to joining Berbee
                                                            Information Networks, Mr. Shain spent
                                                            12 years at Robert W. Baird & Co.,
                                                            Incorporated, most recently as Managing
                                                            Director and Director of Equity Research.

"INTERESTED PERSONS" OF THE FUND:

Richard E. Lane*<F9>, 47      Director    Indefinite Term   Mr. Lane is President of Broadview         2       None
100 E. Wisconsin Ave.                     Since December    Advisors, LLC, the sub-adviser to the
Milwaukee, WI  53202                      2001              Fund.  Mr. Lane served as a portfolio
                                                            manager and financial analyst with Fiduciary
                                                            Management, Inc. from September 1994
                                                            through April 2001

Ted D. Kellner*<F9>, 57       Director    Indefinite Term   Mr. Kellner is Chairman of the Board       3       Marshall & Ilsley
c/o Fiduciary                             Since December    and Chief Executive Officer of Fiduciary           Corporation and FMI
  Management, Inc.                        2001              Management, Inc. which he co-founded               Common Stock
225 E. Mason St.              President   One Year Term     in 1980.                                           Fund, Inc.
Milwaukee, WI  53202          and         Since 2001
                              Treasurer

Patrick J. English*<F9>, 42   Director    Indefinite Term   Mr. English is President of Fiduciary      3       FMI Common Stock
c/o Fiduciary                             Since December    Management, Inc. and has been employed             Fund, Inc.
  Management, Inc.                        2001              by the investment adviser in various
225 E. Mason St.              Vice        One Year Term     capacities since December, 1986.
Milwaukee, WI 53202           President   Since 2001

Camille F. Wildes, 51         Vice        One Year Term     Ms. Wildes is a Vice-President of          N/A     None
c/o Fiduciary                 President   Since December    Fiduciary Management, Inc. and has
  Management, Inc.            and         2001              been employed by the investment
225 E. Mason St.              Assistant                     adviser in various capacities since
Milwaukee, WI 53202           Treasurer                     December, 1982.

Donald S. Wilson,*<F9> 60     Vice        One Year Term     Mr. Wilson is Vice Chairman and            N/A     FMI Common Stock
c/o Fiduciary                 President   Since December    Treasurer of Fiduciary Management, Inc.            Fund, Inc. and FMI
  Management, Inc.            and         2001              which he co-founded in 1980.                       Mutual Funds, Inc.
225 E. Mason St.              Secretary
Milwaukee, WI  53202

*<F9> Mr. Lane is an "interested person" of the Fund because he is an officer of the Fund's sub-adviser. Messrs. Kellner and English are "interested persons" of the Fund because they are officers of the Fund and the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. After
                                                     ------------------
August 31, 2004 information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 will be available at the Fund's website at http://www.fiduciarymgt.com or the website of the
                         ---------------------------
Securities and Exchange Commission.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2003

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                 October 1, 2003

Dear Fellow Shareholders,

  The FMI Large Cap Fund advanced 5.0% in the September quarter compared to
2.6% for the benchmark S&P 500. The strong performance of the Fund was driven by BHP Billiton Ltd., The Charles Schwab Corp., and V.F. Corp. The stock market in general continued to be driven by the "high beta" stocks, which are typically more speculative. Our July shareholder letter addressed this phenomenon in some detail and there isn't much we can add to this commentary other than to remind our fellow shareholders that stock prices and fundamentals can diverge widely in the short run but eventually come together. No one can predict the timing, but the notion that it is possible to ride a speculative wave and get off before the crash is dangerous. Richard Bernstein, Merrill Lynch's Chief Strategist, recently related the findings of Dr. Vernon Smith, the 2002 Nobel Prize winner in Economics. Dr. Smith is best known for his work in experimental economics related to investment bubbles. Even after experiencing a bubble (and crash) in the first round of trading, participants in his studies consistently produced another bubble (albeit smaller) and subsequent crash. When asked why they took part in the second bubble, their responses were uniform, in that they thought they could make money in the rally, yet get out in time to avoid the crash.

  The economic and employment news continues to be very mixed. The bulls note improving GDP and consumer spending figures, and an increase in technology spending. The bears cite weak employment trends; high consumer, business and government debt levels; and relentless competition from Asia and elsewhere. Our view is that the economy is staging a very slow recovery that won't gather much force, due to high debt levels and international competition. Furthermore, we strongly believe that the valuations that prevail in the stock market cannot be supported by the fundamentals. That is not to say that individual stocks can't do well but the valuation wind will be in our face, particularly in certain sectors. The key to performance in coming quarters and years will be to avoid these overvalued sectors.

  In the last quarter we eliminated the Dow Chemical position based on valuation and concern about the long-term outlook for natural gas prices. We added General Mills and Praxair, which are discussed below.

                              GENERAL MILLS, INC.

  General Mills ("GIS") processes and markets branded food products such as cereals (Cheerios, Wheaties, Total, Chex) which comprise 23% of sales; baking, snack and yogurt products (Betty Crocker, Yoplait) with 29% of sales; meals (Hamburger Helper) with 15%, refrigerated dough (U.S. Pillsbury) with 10%; and international brands, producing 10% of sales.

GOOD BUSINESS:
--------------

   o Food products exhibit broad appeal as price points are low, and revenue is recurring.

   o The Company possesses many highly valued brand names and extensive sales and marketing expertise.

   o The return on invested capital (ROIC) is above average and should expand significantly in coming years.

   o  General Mills sells necessities and the business is easy to understand.

VALUATION:
----------

   o At 15.7 times current fiscal year estimates, the stock is toward the low end of its historical relative and absolute valuation range of 15-28.

   o A period of elevated capital expenditures appears to be behind the Company; free cash flow should build rapidly in coming years.

MANAGEMENT:
-----------

   o Stephen Sanger, 57, has been Chairman and CEO since 1995 and has been with GIS since 1974. Historically, GIS was a high return, moderate grower. With the 2001 purchase of Pillsbury, it remains to be seen whether this team can capitalize on the purchase.

   o James Lawrence, 50, has been the CFO since 1998. Prior to this he was the CFO at Northwest Airlines and was with Pepsico previous to that.

INVESTMENT THESIS:
------------------

  General Mills has a strong lineup of branded consumer products and appears to be getting a better handle on the Pillsbury integration issues. It is unlikely the Company will make any more large acquisitions (a positive) and instead will focus on driving earnings per share (EPS) and cash flow.

                                 PRAXAIR, INC.

  Praxair is the largest supplier of industrial gases in North and South
America and the third largest worldwide. The gases are used in a variety of end markets, from metals and mining to medical. The industry is largely consolidated and is earmarked by economies of scale and broad distribution.

GOOD BUSINESS:
--------------

   o Industrial gases are consumed and reordered, providing nice recurring revenue.

   o Praxair provides on site service and fulfillment, typically under long-term contracts, which raises the barriers to entry.

   o  The concentrated industry structure generally provides healthy pricing.

   o The ROIC is above average and should expand as industrial production expands.

   o  The business is a necessity and is easy to understand.

VALUATION:
----------

   o At 18.3 times current fiscal year estimates, the stock is in the middle of its historical absolute valuation range of 13-25. Given the cyclically depressed condition of North and South America, this appears to be an attractive valuation.

   o The free cash flow characteristics are attractive and much better than the average company. We feel the stock should sell at a premium.

MANAGEMENT:
-----------

   o Dennis Reilley joined Praxair as Chairman and CEO in 2000. Since 1989 he had been at DuPont, most recently as Executive Vice President and Chief Operating Officer. His track record at DuPont appeared to be good and Praxair has done well in the industrial downturn of the last few years.

   o James Sawyer became CFO in 2000 and was treasurer from 1992-2000. The Company appears to be focused on ROIC.

INVESTMENT THESIS:
------------------

  A disciplined industry and a company focused on ROIC should yield a good stock, particularly in view of a worldwide economic rebound.

  As of October 29, 2003, the Board of Directors declared distributions of $0.027 per share from net investment income and $0.12587 from net short-term capital gains, which will be treated as ordinary income, payable October 30, 2003, to shareholders of record on October 28, 2003.

  Thank you for your support and confidence in the FMI Large Cap Fund. We value and appreciate your commitment.

  Sincerely,

/s/Ted D. Kellner        /s/Donald S. Wilson         /s/Patrick J. English

Ted D. Kellner, C.F.A    Donald S. Wilson, C.F.A     Patrick J. English, C.F.A.
President and            Vice President              Vice President and
Portfolio Manager                                    Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Large Cap Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2003, the FMI Large Cap Fund had a total return of 26.32%. The gain was driven by the cyclical services and resources sectors. General industrials, financials and basic industries sectors performed below the overall return for the period. The S&P 500 gained 24.4% for the twelve months ended September 30, 2003. The gain in the S&P 500 was driven by an exceptional rise in information technology. No other major sector exceeded the Index return. After three years of poor returns in technology, this sector rebounded substantially. The managers of the Fund do not believe the current fundamentals of the S&P 500 and particularly the technology sector can justify prevailing valuations. The Fund's valuation has also moved higher, but remains at a discount to the S&P 500. In light of the Fund's valuation compared to the S&P 500, we believe the relative performance of the Fund will be superior, however, we believe that absolute performance will not exceed historical averages for common stocks and in fact may be lower.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FMI LARGE CAP FUND AND STANDARD & POOR'S 500 INDEX

     Date            FMI Large Cap Fund      Standard & Poor's 500 Index(1)<F2>
     ----            ------------------      ----------------------------------
  12/31/2001*<F1>         $10,000                         $10,000
   3/31/2002              $10,260                         $10,028
   6/30/2002               $9,210                          $8,684
   9/30/2002               $7,940                          $7,184
  12/31/2002               $8,500                          $7,790
   3/31/2003               $8,300                          $7,544
   6/30/2003               $9,550                          $8,706
   9/30/2003              $10,030                          $8,937

                                  TOTAL RETURN

                                          Since Inception
                           1-Year             12/31/01
                           ------         ---------------
                           26.32%              0.17%

*<F1>  inception date

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F2> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI Large Cap Fund

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI  53202
414-212-1600

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of FMI Large Cap Fund

  In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMILarge Cap Fund (a series of FMIFunds, Inc.) (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended September 30, 2003 and for the period December 31, 2001 (commencement of operations) to September 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 28, 2003

FMI Large Cap Fund
STATEMENT OF NET ASSETS
September 30, 2003

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
---------                                                 ----         -----

COMMON STOCKS -- 87.5% (A)<F4>

CONSUMER DISCRETIONARY SECTOR -- 19.6%
--------------------------------------

            CONSUMER PRODUCTS -- 5.1%
    7,500   V. F. Corp.                                $  286,006   $  291,825

            ENTERTAINMENT -- 3.4%
    5,950   News Corporation
              Ltd. - SP-ADR                               159,647      195,160

            RESTAURANTS -- 4.2%
    7,950   Yum! Brands, Inc.*<F3>                        193,486      235,479

            RETAIL TRADE -- 6.9%
    7,550   Dollar General Corp.                           85,979      151,000
    9,700   May Department Stores Co.                     291,135      238,911
                                                       ----------   ----------
                                                          377,114      389,911

CONSUMER STAPLES SECTOR -- 7.5%
-------------------------------

            FOODS -- 3.1%
    3,700   General Mills, Inc.                           174,085      174,159

            PERSONAL CARE -- 4.4%
    4,900   Kimberly-Clark Corp.                          266,560      251,468

ENERGY SECTOR -- 8.3%
---------------------

            MACHINE OILWELL EQUIPMENT -- 3.0%
    3,550   Schlumberger Ltd.                             150,501      171,820

            OIL & GAS PRODUCERS -- 5.3%
    5,450   ConocoPhillips                                311,765      298,387

FINANCIAL SERVICES SECTOR -- 13.7%
----------------------------------

            BANKS -- 4.0%
    4,850   Comerica Inc.                                 264,927      226,010

            PROPERTY & CASUALTY INSURANCE -- 6.6%
      150   Berkshire Hathaway Inc. Cl B*<F3>             366,982      374,400

            SECURITY BROKERAGE & SERVICE -- 3.1%
   14,900   The Charles Schwab Corp.                      101,204      177,459

HEALTHCARE SECTOR -- 9.0%
-------------------------

            DRUGS & PHARMACEUTICALS -- 4.4%
    9,700   Bristol-Myers Squibb Co.                      282,499      248,902

            HEALTHCARE PRODUCTS -- 4.6%
    7,250   Becton, Dickinson & Co.                       230,819      261,870

MATERIALS & PROCESSING SECTOR -- 7.0%
-------------------------------------

            CHEMICALS -- 4.0%
    3,650   Praxair, Inc.                                 224,751      226,117

            MATERIALS & MINERALS MINING -- 3.0%
   12,200   BHP Billiton Ltd. - SP-ADR                    132,086      172,996

PRODUCER DURABLES SECTOR -- 9.7%
--------------------------------

            AEROSPACE -- 3.7%
    6,100   Boeing Co.                                    237,590      209,413

            POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 6.0%
   13,100   Waste Management, Inc.                        351,315      342,827

TECHNOLOGY SECTOR -- 5.7%
-------------------------

            COMPUTER SERVICES SOFTWARE & SYSTEMS -- 5.7%
   12,150   SunGard Data Systems Inc.*<F3>                232,967      319,667

TRANSPORTATION SECTOR -- 3.1%
-----------------------------

            DELIVERY SERVICE -- 3.1%
    2,750   FedEx Corp.                                   155,997      177,183

UTILITIES SECTOR -- 3.9%
------------------------

            TELECOMMUNICATION -- 3.9%
    4,800   ALLTEL Corp.                                  241,911      222,432
                                                       ----------   ----------
                Total common stocks                     4,742,212    4,967,485

SHORT-TERM INVESTMENTS -- 12.4% (A)<F4>

            VARIABLE RATE DEMAND NOTES -- 12.4%
 $250,000   American Family
              Financial Services                          250,000      250,000
  206,513   U.S. Bank, N.A.                               206,513      206,513
  250,000   Wisconsin Corporate
              Central Credit Union                        250,000      250,000
                                                       ----------   ----------
                Total short-term
                  investments                             706,513      706,513
                                                       ----------   ----------
                Total investments                      $5,448,725    5,673,998
                                                       ----------
                                                       ----------
            Cash and receivables, less
              liabilities -- 0.1% (A)<F4>                                6,327
                                                                    ----------
                NET ASSETS                                          $5,680,325
                                                                    ----------
                                                                    ----------
            Net Asset Value Per Share
              ($0.0001 par value 100,000,000
              shares authorized), offering
              and redemption price
              ($5,680,325 / 566,586
              shares outstanding)                                       $10.03
                                                                        ------
                                                                        ------

  *<F3>   Non-income producing security.
ADR - American Depository Receipts
(a)<F4>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2003

INCOME:
     Dividends                                                        $ 67,466
     Interest                                                            3,907
                                                                      --------
          Total income                                                  71,373
                                                                      --------

EXPENSES:
     Management fees                                                    41,954
     Professional fees                                                  22,524
     Registration fees                                                  18,770
     Administrative services                                            12,585
     Transfer agent fees                                                10,854
     Board of Directors fees                                             9,000
     Printing and postage expense                                        6,846
     Custodian fees                                                      3,648
     Other expenses                                                      2,709
                                                                      --------
          Total expenses before reimbursement                          128,890
     Less expenses assumed by adviser                                  (72,866)
                                                                      --------
          Net expenses                                                  56,024
                                                                      --------
NET INVESTMENT INCOME                                                   15,349
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                        87,098
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 840,720
                                                                      --------
NET GAIN ON INVESTMENTS                                                927,818
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $943,167
                                                                      --------
                                                                      --------

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended September 30, 2003 and
For the Period from December 31, 2001 (commencement of operations) to September 30, 2002

                                                                                        2003           2002
                                                                                     ----------     ----------
OPERATIONS:
     Net investment income (loss)                                                    $   15,349     $   (5,980)
     Net realized gain (loss) on investments                                             87,098       (113,129)
     Net increase (decrease) in unrealized appreciation on investments                  840,720       (615,447)
                                                                                     ----------     ----------
          Net increase (decrease) in net assets resulting from operations               943,167       (734,556)
                                                                                     ----------     ----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (182,693 and 414,025 shares, respectively)           1,716,835      4,035,315
     Cost of shares redeemed (23,594 and 6,538 shares, respectively)                   (215,951)       (64,485)
                                                                                     ----------     ----------
          Net increase in net assets derived from Fund share activities               1,500,884      3,970,830
                                                                                     ----------     ----------
          TOTAL INCREASE                                                              2,444,051      3,236,274
NET ASSETS AT THE BEGINNING OF THE PERIOD                                             3,236,274             --
                                                                                     ----------     ----------
NET ASSETS AT THE END OF THE PERIOD                                                  $5,680,325     $3,236,274
                                                                                     ----------     ----------
                                                                                     ----------     ----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                            FOR THE            FOR THE PERIOD FROM
                                                                           YEAR ENDED       DECEMBER 31, 2001+<F5> TO
                                                                       SEPTEMBER 30, 2003       SEPTEMBER 30, 2002
                                                                       ------------------   -------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                         $ 7.94                   $10.00
Income from investment operations:
     Net investment income (loss)                                              0.03                    (0.01)
     Net realized and unrealized gain (loss) on investments                    2.06                    (2.05)
                                                                             ------                   ------
Total from investment operations                                               2.09                    (2.06)

Less distributions:
     Dividend from net investment income                                         --                       --
     Distribution from net realized gains                                        --                       --
                                                                             ------                   ------
Total from distributions                                                         --                       --
                                                                             ------                   ------
Net asset value, end of period                                               $10.03                   $ 7.94
                                                                             ------                   ------
                                                                             ------                   ------
TOTAL INVESTMENT RETURN                                                      26.32%                  (20.60%)*<F6>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                        5,680                    3,236
Ratio of expenses (after reimbursement) to average net assets (a)<F8>         1.34%                    1.75%**<F7>
Ratio of net investment gain (loss) to average net assets (b)<F9>             0.36%                   (0.30%)**<F7>
Portfolio turnover rate                                                       54.4%                    31.8%

  +<F5>   Commencement of operations.
  *<F6>   Not annualized.
 **<F7>   Annualized.
(a)<F8> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2003 and for the period December 31, 2001+<F5> through September 30, 2002, the ratios would have been 3.07% and 3.71%**<F7>, respectively.
(b)<F9> If the Fund had paid all of its expenses for the year ended September 30, 2003 and for the period December 31, 2001+<F5> through September 30, 2002, the ratios would have been (1.37%) and (2.26%)**<F7>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2003

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Large Cap Fund (the "Fund"), a series of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each fund in the Company are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1.0% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.75% of the daily net assets of the Fund. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.3% since July 22, 2003. For the year ended September 30, 2003, FMIreimbursed the Fund $72,866.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 29, 2003, the Fund will distribute $15,349 from net investment income ($0.027 per share) and $71,556 from net short-term realized gains ($0.12587 per share). The distributions will be paid on October 30, 2003 to shareholders of record on October 28, 2003.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2003, purchases and proceeds of sales of investment securities (excluding short-term investments) were $3,201,170 and $2,100,281, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2003, liabilities of the Fund included the following:

               Other liabilities                                          $615

(6)  SOURCES OF NET ASSETS --

          As of September 30, 2003, the sources of net assets were as follows:

               Fund shares issued and outstanding                   $5,465,734
               Net unrealized appreciation on investments              225,273
               Accumulated net realized losses on investments          (26,031)
               Undistributed net investment income                      15,349
                                                                    ----------
                                                                    $5,680,325
                                                                    ----------
                                                                    ----------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2003:

                           GROSS          GROSS       NET UNREALIZED   DISTRIBUTABLE   DISTRIBUTABLE
           COST OF       UNREALIZED     UNREALIZED     APPRECIATION       ORDINARY       LONG-TERM
         INVESTMENTS    APPRECIATION   DEPRECIATION   ON INVESTMENTS       INCOME      CAPITAL GAINS
         -----------    ------------   ------------   --------------   -------------   -------------
          $5,448,725      $476,808       $251,535        $225,273         $86,905          $   0

          The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended September 30, 2003 and 2002, capital loss carryovers as of September 30, 2003, and tax basis post-October losses as of September 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                             SEPTEMBER 30, 2003                              SEPTEMBER 30, 2002
        -----------------------------------------------------------    -----------------------------
           ORDINARY       LONG-TERM     NET CAPITAL                       ORDINARY       LONG-TERM
            INCOME      CAPITAL GAINS       LOSS       POST-OCTOBER        INCOME      CAPITAL GAINS
        DISTRIBUTIONS   DISTRIBUTIONS    CARRYOVERS       LOSSES       DISTRIBUTIONS   DISTRIBUTIONS
        -------------   -------------    ----------    ------------    -------------   -------------
            $   0           $   0          $   0          $97,586          $   0           $   0

          The Fund has utilized $113,118 of its post-October losses from the prior year to reduce current year net capital gains.

          Since there were no ordinary distributions paid for the year ended September 30, 2003, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

FMI Large Cap Fund
DIRECTORS AND OFFICERS

                                                                                                               OTHER
                                          TERM OF           PRINCIPAL                             # OF FUNDS   DIRECTORSHIPS
                              POSITION    OFFICE AND        OCCUPATION                            IN COMPLEX   HELD BY
NAME, AGE                     HELD WITH   LENGTH OF         DURING PAST                           OVERSEEN     DIRECTOR
AND ADDRESS                   THE FUND    TIME SERVED       FIVE YEARS                            BY DIRECTOR  OR OFFICER
-----------                   ---------   -----------       -----------                           -----------  -------------
"DISINTERESTED PERSONS" OF THE FUND:

Barry K. Allen, 55            Director    Indefinite Term   Mr. Allen is Executive Vice President      8       Harley-Davidson,
1801 California Street                    Since December    of Qwest Communications International,             Inc., Qwest
Denver, CO 80202                          2001              Inc. a global communications company               Communications
                                                            since September, 2002.  Prior to this,             International, Inc.,
                                                            Mr. Allen had served as President of               FMI Common Stock
                                                            Allen Enterprises, LLC, a private equity           Fund, Inc. and FMI
                                                            investments management company he                  Mutual Funds, Inc.
                                                            founded after retiring from Ameritech in
                                                            July 2000.  Mr. Allen served as an officer
                                                            of Ameritech from August 1995 to July
                                                            2000.

George D. Dalton, 75          Director    Indefinite Term   Mr. Dalton is Chairman and Chief           8       Clark Consulting
20825 Swenson Drive                       Since December    Executive Officer of Call_Solutions.com,           Inc., FMI Common
Waukesha, WI  53186                       2001              Inc. Prior to January 2000, Mr. Dalton             Stock Fund, Inc. and
                                                            was Chairman of the Board and Chief                FMIMutual Funds,
                                                            Executive Officer of Fiserv, Inc., and had         Inc.
                                                            served in that capacity since 1984.

Gordon H.                     Director    Indefinite Term   Mr. Gunnlaugsson retired from M&I          8       Renaissance Learning
  Gunnlaugsson, 59                        Since December    Corporation. He was employed by                    Systems, Inc., FMI
c/o Fiduciary                             2001              M&I Corporation from June 1, 1970 to               Common Stock Fund,
  Management, Inc.                                          December 31, 2000 where he most                    Inc. and FMI Mutual
225 E. Mason St.                                            recently held the positions of Executive           Funds, Inc.
Milwaukee, WI 53202                                         Vice President and Chief Financial Officer.

Paul S. Shain, 40             Director    Indefinite Term   Mr. Shain is President and Chief Operating 8       FMI Common Stock
5520 Research                             Since December    Officer of Berbee Information Networks,            Fund, Inc. and FMI
  Park Drive                              2001              and has been employed by such firm since           Mutual Funds, Inc.
Madison, WI  53711                                          January 2000. Prior to joining Berbee
                                                            Information Networks, Mr. Shain spent
                                                            12 years at Robert W. Baird & Co.,
                                                            Incorporated, most recently as Managing
                                                            Director and Director of Equity Research.

"INTERESTED PERSONS" OF THE FUND:

Richard E. Lane*<F10>, 47     Director    Indefinite Term   Mr. Lane is President of Broadview         2       None
100 E. Wisconsin Ave.                     Since December    Advisors, LLC, the sub-adviser to the FMI
Milwaukee, WI  53202                      2001              Focus Fund.  Mr. Lane served as a portfolio
                                                            manager and financial analyst with Fiduciary
                                                            Management, Inc. from September 1994
                                                            through April 2001

Ted D. Kellner*<F10>, 57      Director    Indefinite Term   Mr. Kellner is Chairman of the Board       3       Marshall & Ilsley
c/o Fiduciary                             Since December    and Chief Executive Officer of Fiduciary           Corporation and FMI
  Management, Inc.                        2001              Management, Inc. which he co-founded               Common Stock Fund,
225 E. Mason St.              President   One Year Term     in 1980.                                           Inc.
Milwaukee, WI  53202          and         Since 2001
                              Treasurer

Patrick J. English*<F10>, 42  Director    Indefinite Term   Mr. English is President of Fiduciary      3       FMI Common Stock
c/o Fiduciary                             Since December    Management, Inc. and has been employed             Fund, Inc.
  Management, Inc.                        2001              by the investment adviser in various
225 E. Mason St.              Vice        One Year Term     capacities since December, 1986.
Milwaukee, WI 53202           President   Since 2001

Camille F. Wildes, 51         Vice        One Year Term     Ms. Wildes is a Vice-President of          N/A     None
c/o Fiduciary                 President   Since December    Fiduciary Management, Inc. and has
  Management, Inc.            and         2001              been employed by the investment adviser
225 E. Mason St.              Assistant                     in various capacities since December, 1982.
Milwaukee, WI 53202           Treasurer

Donald S. Wilson,*<F10> 60    Vice        One Year Term     Mr. Wilson is Vice Chairman and            N/A     FMI Common Stock
c/o Fiduciary                 President   Since December    Treasurer of Fiduciary Management, Inc.            Fund, Inc. and FMI
  Management, Inc.            and         2001              which he co-founded in 1980.                       Mutual Funds, Inc.
225 E. Mason St.              Secretary
Milwaukee, WI  53202

*<F10> Mr. Lane is an "interested person" of the Fund because he is an officer of the FMI Focus Fund's sub-adviser. Messrs. Kellner and English are "interested persons" of the Fund because they are officers of the Fund and the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. After
                                                     ------------------
August 31, 2004 information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 will be available at the Fund's website at http://www.fiduciarymgt.com or the website of the
                         ---------------------------
Securities and Exchange Commission.

                               FMI LARGE CAP FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 10 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------
Not applicable.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated. As of October 20, 2003, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Funds, Inc. are periodically evaluated. Since, October 20, 2003, the date of the last evaluation, there have been no significant changes in the FMI Funds' internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Funds, Inc.
     ---------------
     Registrant

     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer

     Date  11-19-03
           -----------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Funds, Inc.
     ---------------
     Registrant

     By   /s/ Ted D. Kellner
          --------------------------------------------
          Ted D. Kellner,  Principal Financial Officer

     Date  11-19-03
           -------------------------------------------